 EXHIBIT 10.1

CONVERTIBLE DEBENTURE UNIT PURCHASE AGREEMENT

FOR

CARDIOGENICS HOLDINGS INC.

OTCBB: CGNH

 __________________________________________

ACCREDITED INVESTORS ONLY

__________________________________________

Number of Units Offered: 40

Price per Unit: $25,000

Minimum Investment: One (1) Unit

Maximum Aggregate Subscription: $1,000,000

Each Unit consists of:

One (1) Series A Convertible Debenture in the Original Principal Amount of $25,000; and

One (1) Warrant to Purchase Fifty Thousand (50,000) Shares of Common Stock.

THE SECURITIES OFFERED PURSUANT TO THIS CONVERTIBLE DEBENTURE UNIT PURCHASE AGREEMENT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE DEBENTURE UNIT PURCHASE AGREEMENT

CONVERTIBLE DEBENTURE UNIT PURCHASE AGREEMENT, dated as of _____________, 201__ (this “Agreement”), is entered into by and between CARDIOGENICS HOLDINGS INC., a Nevada corporation (the “Company”), and each individual or entity named on an executed signature page hereto (each such signatory is referred to as a “Purchaser”) (each agreement with a Purchaser being deemed a separate and independent agreement between the Company and such Purchaser).

WHEREAS, pursuant to the terms and conditions of that certain Private Placement Memorandum dated September 21, 2012 the Company is offering for sale certain securities of the Company (the “Memorandum”; and

WHEREAS, subject to the terms and conditions of this Agreement, and acceptance of this Agreement by the Company, the Company wishes to issue and sell to the Purchasers, and the Purchasers wish to acquire from the Company, the number of units identified on the Purchasers’ executed signature page hereto; and

WHEREAS, each unit to be sold by the Company pursuant to the Memorandum consists of: (i) one (1) 10% convertible debenture in the original principal amount of $25,000.00 and (ii) one (1) warrant to purchase 50,000 shares of the Company’s common stock at $0.25 per share (the “Unit(s)”); and

WHEREAS, (i) each 10% convertible debenture of the Company that is part of a Unit shall be designated as “Series A” convertible debentures of the Company, which shall be convertible, at a conversion price of $0.25 per share, into shares of common stock, $0.00001 par value per share, of the Company (the “Common Stock”), in accordance with the terms and conditions of such convertible debentures, and shall have a maturity date of three (3) years from the date of such convertible debenture and be in the form set forth in Exhibit A to this Agreement (the “Convertible Debenture(s)”) and (ii) each warrant that is part of a Unit shall be exercisable for Common Stock for a period of three (3) years from the date of such warrant, at an exercise price of $0.25 per share, in accordance with the terms and conditions of such warrant, and shall be in the form set forth in Exhibit B to this Agreement (the “Warrant(s)”); and

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded under, inter alia, Rule 506 under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

PURCHASE AND SALE OF UNITS; CLOSING

1.1	Agreement to Purchase

Subject to the terms and conditions of this Agreement, and acceptance of this Agreement by the Company, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to acquire from the Company, the number of Units identified on the Purchaser’s executed signature page hereto.

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1.2	Closing

(A)	The closing of the transactions contemplated herein (the “Closing”) shall occur at such time and place agreed upon by the parties, but in no event later than five (5) business days following receipt by the respective parties of the pre-closing deliveries set forth in paragraph 1.3 below.

(B)	There is no minimum number of Units that must be sold by the Company in this offering prior to any Closing with respect to the purchase of any Units, and the Company expects to accept subscriptions for Units as they are received. As a result, there can be no assurance that the Company will raise the maximum amount of this offering.

1.3	Pre-Closing Deliveries

(A)	Purchaser shall deliver a properly completed and executed counterpart of this Agreement to the Company at the address specified for the Company on the signature page of this Agreement, along with a properly completed and executed Accredited Investor Questionnaire in the form contained in Annex 2 to the Memorandum.

(B)	If the subscription is accepted by the Company, the Company shall deliver to Purchaser a fully executed counterpart of this Agreement.

1.4	Closing Deliveries

(A)	At the Closing, the Company shall deliver to Purchaser a fully executed original of the Convertible Debenture(s) and Warrant(s) that are part of the Unit(s) purchased by Purchaser. If Purchaser purchases more than one (1) Unit, the Company may, in lieu of issuing multiple Convertible Debentures and Warrants, issue a single Convertible Debenture representing the aggregate principal amount of the Convertible Debentures under the Units purchased and a single Warrant representing the aggregate number of warrant shares exercisable under the Warrants included in the Units purchased.

(B)	At the Closing, Purchaser shall execute the Warrant(s) where indicated and shall wire transfer to the Company the required purchase price in U.S. dollars for the Units purchased by Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1         Representations and Warranties of the Purchaser.  The Purchaser hereby makes the following representations and warranties to the Company:

(A)	Purchaser recognizes that the purchase of the Units subscribed to herein involves a high degree of risk.

(B)	An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units.

(C)	Purchaser is a sophisticated investor (as defined in Rule 506(b)(2)(ii) of Regulation D and has such knowledge and experience in finance, securities, investments, and other business matters so as to be able to evaluate the merits and risks of an investment in the Units;

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(D)	Purchaser is an accredited investor (as defined in Rule 501 of Regulation D) and has delivered to the Company a properly completed and executed Accredited Investor Questionnaire in the form set forth in Annex 2 of the Memorandum.

(E)	Purchaser hereby acknowledges that (i) this offering of the Units has not been reviewed by the United States Securities and Exchange Commission; (ii) the Units and the shares of Common Stock issuable upon conversion of the Convertible Debentures and/or exercise of the Warrants (the “Underlying Shares”) are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) of the Securities Act; and (iii) the stock certificate evidencing the Underlying Shares will contain a restrictive legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR STATE SECURITIES LAWS, AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, WITH RESPECT TO WHICH THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(F)	Purchaser is purchasing the Units for its own account for investment and not with a view towards distribution. Purchaser acknowledges that it must bear the economic risk of its investment indefinitely unless the Underlying Shares are resold in compliance with Regulation D, are registered pursuant to the Securities Act, or an exemption from such registration is available.

(G)	Purchaser knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Units.

(H)	Purchaser acknowledges that it has had the opportunity to review this Agreement and the Company’s public filings on EDGAR with his or its own legal counsel and investment and tax advisors. The Purchaser is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(I)	Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company concerning the investment and to obtain any additional information that Purchaser deemed necessary.

(J)	Purchaser understands that the Units are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth in this Agreement in order to determine the applicability of such provisions.

(K)	Purchaser has been advised that (i) there are substantial limitations on Purchaser’s ability to sell or transfer the Units and the Underlying Shares, and (ii) it may not be possible to readily liquidate Purchaser’s investment in the Units.

(L)	Purchaser, if a corporation, limited liability company, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold Units and such entity has not been formed for the specific purpose of acquiring Units in this Offering. If Purchaser is one of the aforementioned entities, it hereby agrees that upon request of the Company it will supply the Company with any additional written documentation as the Company may deem necessary or desirable in order to evidence the above-referenced authorization or qualifications of such entity.

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(M)	If Purchaser is not a resident of, or domiciled in, United States, such Purchaser also hereby makes the following representations and warranties to the Company, in addition to the representations and warranties made by Purchaser in Sections 2.1 (A)-(L) above:

i.	Purchaser is knowledgeable of, or has been independently advised as to, the securities laws in the jurisdiction in which the Purchaser is resident or domiciled (the “International Jurisdiction”) which would apply to the acquisition of the Units;

ii.	Purchaser is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, Purchaser is permitted to purchase the Units under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions;

iii.	the applicable securities laws in the International Jurisdiction do not require the Company to make any filings or seek any approvals from any securities regulator in the International Jurisdiction in connection with the issue and sale or resale of the Units or the Underlying Shares;

iv.	the purchase of the Units by Purchaser does not trigger:

a.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

b.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

v.	Purchaser will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the reasonable satisfaction of the Company;

2.2           Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Purchaser:

(A)	The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)	The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Convertible Debentures and the Warrants (collectively, the “Transaction Documents”) and to issue the Convertible Debentures and Warrants in accordance with the terms hereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debentures and the Warrants, have been duly authorized by the board of directors of the Company.

(C)	Upon issuance, the Underlying Shares will be duly and validly issued, fully paid and non-assessable shares of Common Stock.

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ARTICLE III

ADDITIONAL TERMS

3.1            Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law of any jurisdiction, except for matters arising under the Securities Act or the United States Securities Exchange Act of 1934, as amended, which matters shall be construed and interpreted in accordance with such laws. Each of the parties consents to the jurisdiction of the Supreme Court of the State of New York sitting in New York County, New York and the U.S. District Court for the Southern District of New York sitting in New York, New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

3.2           Waiver of Jury Trial. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DEBENTURE, THE WARRANT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS AGREEMENT.

3.3           Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

3.4           Notices. Any notice, demand or request required or permitted to be given by either the Company or Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, by commercial courier or by facsimile (with a hard copy to follow by two-day courier addressed to the parties at the addresses of the parties set forth on the signature page of this Agreement or such other address as a party may request by notifying the other in writing).

3.5           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

3.6           Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

3.7           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.8           Compliance with Securities Laws. Nothing in this Agreement shall affect in any way Purchaser’s obligations and agreement to comply with all applicable securities laws upon resale of the Units or the Underlying Shares.

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3.9            Fees and Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

4.0           Currency. All references to currency in this Agreement shall be to lawful money of the United States of America unless otherwise expressly specified

{SIGNATURES APPEARS ON FOLLOWING PAGE}

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SIGNATURE PAGE

CARDIOGENICS HOLDINGS INC.

CONVERTIBLE DEBENTURE UNIT PURCHASE AGREEMENT DATED _________________________

THE UNDERSIGNED PURCHASER ACKNOWLEDGES THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS ACCEPTED BY THE COMPANY AS INDICATED BELOW.

IF PURCHASER IS AN INDIVIDUAL, PLEASE COMPLETE THE INFORMATION BELOW AND SIGN WHERE INDICATED.
UNITS TO BE PURCHASED:	PURCHASE PRICE:
PURCHASER’S NAME (print or type name):	PURCHASER’S ADDRESS (print or type address):
PURCHASER’S SIGNATURE:

IF PURCHASER IS A CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP OR OTHER ENTITY PLEASE COMPLETE THE INFORMATION BELOW AND SIGN WHERE INDICATED.
UNITS TO BE PURCHASED:	PURCHASE PRICE:
PURCHASER’S NAME (print or type entity name):	PURCHASER’S ADDRESS, FAX # & E-MAIL (print or type):
PURCHASER’S SIGNATURE (authorized signatory):	PRINT NAME & TITLE OF AUTHORIZED SIGNATORY Name:__________________________________________ Title: ____________________________________________

THIS CONVERTIBLE DEBENTURE UNIT PURCHASE AGREEMENT IS ACCEPTED BY THE COMPANY ON THE ___________________ (___) DAY OF ______________________, 201__
CARDIOGENICS HOLDINGS INC.	ADDRESS:

By:	6295 Northam Drive, Unit 8
Name: Yahia Gawad	Mississauga, Ontario L4V 1W8 Canada
Title: Chief Executive Officer	Tel: 905.673.8501
Fax: 905.673.9865
E-Mail: ygawad@cardiogenics.com

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 EXHIBIT A

SERIES A CONVERTIBLE DEBENTURE

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NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CARDIOGENICS HOLDINGS INC.

Series A Convertible Debenture

Principal Amount:

Debenture Issuance Date:

Debenture Number:

FOR VALUE RECEIVED, CARDIOGENICS HOLDINGS INC., a Nevada corporation (the "Company"), hereby promises to pay to the order of ____________________, who resides at ___________________________________________________________, or his registered assigns (the "Holder") the amount set out above as the Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest ("Interest") on any outstanding Principal at the applicable Interest Rate from the date set out above as the Debenture Issuance Date (the "Issuance Date") until the same becomes due and payable, whether upon an Interest Date (as defined below), the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Series A Convertible Debenture (including all debentures issued in exchange, transfer or replacement hereof, this "Debenture") is issued pursuant to the Convertible Debenture Unit Purchase Agreement dated __________________ between the Holder and the Company (the “Debenture Purchase Agreement”). Certain capitalized terms used herein are defined in Section 18.

(1)          GENERAL TERMS

(a)          Payment of Principal. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, accrued and unpaid Interest. The "Maturity Date" shall be ___________, 201__, as may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined below) shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) or any event shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) that with the passage of time and the failure to cure would result in an Event of Default. Other than as specifically permitted by this Debenture, the Company may not prepay or redeem any portion of the outstanding Principal without the prior written consent of the Holder.

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(b)          Interest. Interest shall accrue on the outstanding principal balance hereof at an annual rate equal to ten percent (10%) (“Interest Rate”). Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law. Interest hereunder shall be paid on the Maturity Date (or sooner as provided herein) to the Holder or its assignee in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures in cash, or, provided that the Equity Conditions are then satisfied, and with the consent of the Holder, converted into Common Stock at the Conversion Price on the Trading Day it is paid.

(2)          EVENTS OF DEFAULT.

(a)           An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)          the Company's failure to pay to the Holder any amount of Principal, Interest, or other amounts when and as due under this Debenture (including, without limitation, the Company's failure to pay any redemption payments or amounts hereunder);

(ii)         The Company or any subsidiary of the Company shall commence, or there shall be commenced against the Company or any subsidiary of the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary of the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company or there is commenced against the Company or any subsidiary of the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Company or any subsidiary of the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company or any subsidiary of the Company makes a general assignment for the benefit of creditors; or the Company or any subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary of the Company for the purpose of effecting any of the foregoing;

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(iii)        The Common Stock shall cease to be quoted or listed for trading or fail to maintain a trading market on any Primary Market, for a period of thirty (30) consecutive Trading Days;

(iv)        The Company or any subsidiary of the Company shall be a party to any Change of Control Transaction (as defined in Section 6) unless in connection with such Change of Control Transaction this Debenture is retired;

(v)         the Company's (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within five (5) Business Days after the applicable Conversion Failure or (B) notice, written or oral, to any holder of the Debentures, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any Debentures into shares of Common Stock that is tendered in accordance with the provisions of the Debentures, other than pursuant to Section 4(c);

(vi)        The Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within three (3) Business Days after such payment is due;

(vii)       The Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Debenture (except as may be covered by Section 2(a)(i) through 2(a)(vii) hereof) or the Debenture Purchase Agreement which is not cured within the time prescribed.

(b)          During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred, the full unpaid Principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash. Furthermore, in addition to any other remedies, the Holder shall have the right (but not the obligation) to convert this Debenture at any time after (x) an Event of Default or (y) the Maturity Date at the Conversion Price. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, (other than required notice of conversion) and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(3)           COMPANY REDEMPTION. The Company at its option shall have the right to redeem (“Optional Redemption”) a portion or all amounts outstanding under this Debenture, in multiples of $1,000.00 prior to the Maturity Date. In order to make an Optional Redemption pursuant to this Section, the Company shall provide written notice to the Holder of its intention to make a redemption, which notice shall (a) set forth the amount of Principal it desires to redeem; (b) set forth the effective date of such Optional Redemption (the “Redemption Date”); and (c) be given at least seven (7) days prior to the Redemption Date (the “Redemption Notice”). On the Redemption Date, the Company shall pay to Holder an amount equal to the amount of Principal being redeemed, plus all accrued and unpaid Interest through and including the Redemption Date (collectively referred to as the “Redemption Amount”).

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(4)           CONVERSION OF DEBENTURE.   This Debenture shall be convertible into shares of the Company's Common Stock, on the terms and conditions set forth in this Section 4.

(a)         Conversion Right. Subject to the provisions of Section 4(c), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 4(b), at the Conversion Rate (as defined below). The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to this Section 4(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "Conversion Rate"). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(i)          "Conversion Amount" means the portion of the Principal and accrued Interest to be converted, redeemed or otherwise with respect to which this determination is being made.

(ii)         "Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $0.25. The Conversion Price shall be adjusted from time to time pursuant to the other terms and conditions of this Debenture.

(b)          Mechanics of Conversion.

(i)          Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and (B) if required by Section 4(b)(iv), surrender this Debenture to a nationally recognized overnight delivery service for delivery to the Company (or an indemnification undertaking reasonably satisfactory to the Company with respect to this Debenture in the case of its loss, theft or destruction). On or before the third Business Day following the date of receipt of a Conversion Notice (the "Share Delivery Date"), the Company shall (X) if legends are not required to be placed on certificates of Common Stock and provided that the Transfer Agent is participating in the Depository Trust Company's ("DTC") Fast Automated Securities Transfer Program (the “FAST Program”), credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if the Transfer Agent is not participating in the DTC FAST Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled which certificates shall not bear any restrictive legends unless required pursuant to rules and regulations of the Commission. Before any issuances of shares of Common Stock may be made in connection with any conversion (x) under the DTC FAST Program or (y) pursuant to a Conversion Notice requesting that a certificate be issued without a restrictive legend, the Company may, in its sole discretion, require an opinion of counsel for the Holder that such transfer is exempt from the registration requirements of the Securities Act. If the Company determines that a restrictive legend is required in connection with any issuance of Common Stock pursuant to a Conversion Notice, the following legend shall appear on such certificate(s):

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR STATE SECURITIES LAWS, AND NO TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, WITH RESPECT TO WHICH THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

If this Debenture is physically surrendered for conversion and the outstanding Principal of this Debenture is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Debenture and at its own expense, issue and deliver to the holder a new Debenture representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Debenture shall be treated for all purposes as the record holder or holders of such shares of Common Stock upon the transmission of a Conversion Notice.

(ii)         Company's Failure to Timely Convert. If within three (3) Trading Days after the Company's receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder's conversion of any Conversion Amount (a "Conversion Failure"), and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Business Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date.

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(iii)        Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Debenture in accordance with the terms hereof, the Holder shall not be required to physically surrender this Debenture to the Company unless (A) the full Conversion Amount represented by this Debenture is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Debenture upon physical surrender of this Debenture. The Holder and the Company shall maintain records showing the Principal and Interest converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Debenture upon conversion.

(c)           Limitations on Conversions.

(i)          Beneficial Ownership. The Company shall not effect any conversions of this Debenture and the Holder shall not have the right to convert any portion of this Debenture or receive shares of Common Stock as payment of interest hereunder to the extent that after giving effect to such conversion or receipt of such interest payment, the Holder, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% (or 9.99% if the Holder already owns, as of the Conversion Date, 4.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or receipt of shares as payment of interest. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Debenture is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with Section 4(a) and, any principal amount tendered for conversion in excess of the permitted amount hereunder shall remain outstanding under this Debenture. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(d)          Other Provisions.

(i)          The Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock issuable upon conversion of all outstanding amounts under this Debenture; and within three (3) Business Days following the receipt by the Company of a Holder's notice that such minimum number of Underlying Shares is not so reserved, the Company shall promptly take the appropriate actions to reserve a sufficient number of shares of Common Stock to comply with such requirement.

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(ii)         All calculations under this Section 4 shall be rounded to the nearest $0.0001 or whole share.

(iii)        The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions set forth herein) upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

(iv)        Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 2 herein for the Company 's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(5)          ADJUSTMENTS TO CONVERSION PRICE

(a) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company, at any time while this Debenture is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without taking into account any limitations or restrictions on the convertibility of this Debenture) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

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(c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Debenture; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 5.

(d) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Debenture, at the Holder's option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Debenture) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Debenture initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Debenture.

(e) Whenever the Conversion Price is adjusted pursuant to Section 5 hereof, the Company shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

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(f) In case of any (1) merger or consolidation of the Company or any subsidiary of the Company with or into another Person, or (2) sale by the Company or any subsidiary of the Company of more than one-half of the assets of the Company in one or a series of related transactions, a Holder shall have the right to (A) exercise any rights under Section 2(b), (B) convert the aggregate amount of this Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible Debenture with a principal amount equal to the aggregate principal amount of this Debenture then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which such newly issued convertible Debenture shall have terms identical (including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debentures were issued. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible Debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(6)          REISSUANCE OF THIS DEBENTURE.

(a)          Transfer. If this Debenture is to be transferred, the Holder shall surrender this Debenture to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Debenture (in accordance with Section 6(d)), registered in the name of the registered transferee or assignee, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Debenture (in accordance with Section 6(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of Section 4(b)(iii) following conversion or redemption of any portion of this Debenture, the outstanding Principal represented by this Debenture may be less than the Principal stated on the face of this Debenture.

(b)          Lost, Stolen or Mutilated Debenture. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Debenture, the Company shall execute and deliver to the Holder a new Debenture (in accordance with Section 6(d)) representing the outstanding Principal.

(c)          Debenture Exchangeable for Different Denominations. This Debenture is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Debenture or Debentures (in accordance with Section 6(d)) representing in the aggregate the outstanding Principal of this Debenture, and each such new Debenture will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

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(d)          Issuance of New Debentures. Whenever the Company is required to issue a new Debenture pursuant to the terms of this Debenture, such new Debenture (i) shall be of like tenor with this Debenture, (ii) shall represent, as indicated on the face of such new Debenture, the Principal remaining outstanding (or in the case of a new Debenture being issued pursuant to Section 6(a) or Section 6(c), the Principal designated by the Holder which, when added to the principal represented by the other new Debentures issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Debenture immediately prior to such issuance of new Debentures), (iii) shall have an issuance date, as indicated on the face of such new Debenture, which is the same as the Issuance Date of this Debenture, (iv) shall have the same rights and conditions as this Debenture, and (v) shall represent accrued and unpaid Interest from the Issuance Date.

(7)          NOTICES.       Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	CardioGenics Holdings Inc.
6295 Northam Drive, Unit 8
Mississauga, Ontario L4V 1W8
Attention: Chief Executive Officer
Telephone: 1.905.673.8501
Facsimile: 1.905.673.9865

If to the Holder:	_________________________
_________________________
_________________________
Telephone: _______________
Facsimile: ________________

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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(8)         Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, interest and other charges (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. As long as this Debenture is outstanding, the Company shall not and shall cause their subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities; or (iii) enter into any agreement with respect to any of the foregoing.

(9)         NO STOCKHOLDER RIGHTS. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

(10)        GOVERNING LAW; VENUE. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law of any jurisdiction. Each of the parties consents to the jurisdiction of the Supreme Court of the State of New York sitting in New York County, New York and the U.S. District Court for the Southern District of New York sitting in New York, New York in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

(11)        WAIVER OF JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEBENTURE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS DEBENTURE.

(12)        FESS AND EXPENSES. If the Company fails to strictly comply with the terms of this Debenture, then the Company shall reimburse the Holder promptly for all fees, costs and expenses, including, without limitation, attorneys’ fees and expenses incurred by the Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder’s rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

(13)        WAIVER. Any waiver by the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

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(14)        SEVERABILITY. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantages of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(15)        PAYMENT DUE DATE. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(16)        CURRENCY. All references to currency in this Debenture shall be to lawful money of the United States of America unless otherwise expressly specified.

(17)        CERTAIN DEFINITIONS. For purposes of this Debenture, the following terms shall have the following meanings:

(a)          "Bloomberg" means Bloomberg Financial Markets.

(b)          “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions are authorized or required by law or other government action to close.

(c)          “Change of Control Transaction” means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company (except that the acquisition of voting securities by the Holder or any other current holder of convertible securities of the Company shall not constitute a Change of Control Transaction for purposes hereof), (b) a replacement at one time or over time of more than one-half of the members of the board of directors of the Company which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (c) the merger, consolidation or sale of fifty percent (50%) or more of the assets of the Company or any subsidiary of the Company in one or a series of related transactions with or into another entity, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c).

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(d)          “Closing Bid Price” means the price per share in the last reported trade of the Common Stock on a Primary Market or on the exchange which the Common Stock is then listed as quoted by Bloomberg.

(e)          “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(f)          “Commission” means the Securities and Exchange Commission.

(g)          “Common Stock” means the common stock, par value $0.001, of the Company and stock of any other class into which such shares may hereafter be changed or reclassified.

(h)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)           “Fundamental Transaction” means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another Person and the Company is the non-surviving company (other than a merger or consolidation with a wholly owned subsidiary of the Company for the purpose of redomiciling the Company), (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property

(j)           “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(k)           “Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

(l)          “Primary Market” means any of (a) the NYSE Amex (b) the New York Stock Exchange, (c) the Nasdaq Stock Market, (d) the Nasdaq Capital Market, (e) Pink OTC Markets, Inc. (including any of the OTCQX, OTC Bulletin Board, and the Pink Sheets) or (f) any successor to any of the foregoing markets or exchanges.

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(m)          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(n)           “Trading Day” means a day on which the shares of Common Stock are quoted or traded on a Primary Market on which the shares of Common Stock are then quoted or listed; provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

(o)           “Underlying Shares” means the shares of Common Stock issuable upon conversion of this Debenture or as payment of interest in accordance with the terms hereof.

{SIGNATURE PAGE FOLLOWS}

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IN WITNESS WHEREOF, the Company has caused this Series A Convertible Debenture to be duly executed by a duly authorized officer as of the date set forth above.

COMPANY:
CARDIOGENICS HOLDINGS INC.

By:
Name: Yahia Gawad
Title: Chief Executive Officer

EXHIBIT I
CONVERSION NOTICE

(To be executed by the Holder in order to Convert the Debenture)

TO:

The undersigned hereby irrevocably elects to convert $                              of the principal amount of Debenture No. _____ into Shares of Common Stock of CARDIOGENICS HOLDINGS INC., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Conversion Amount to be converted:	$
Conversion Price:	$
Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:

Authorized Signature:
Name:
Title:
Broker DTC Participant Code:
Account Number:

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EXHIBIT B

WARRANT

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NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CARDIOGENICS HOLDINGS INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:	Number of Shares Issuable:
Date of Issuance:

CARDIOGENICS HOLDINGS INC., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, _________________, the registered holder hereof or his permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 5:00 P.M. Eastern Standard Time on the Expiration Date (as defined herein) ______________________________ (_______) fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the Warrant Exercise Price per share provided in Section l(a) below;

Section 1.

(a)          Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i)          "Common Stock" means (i) the Company's common stock, par value $0.00001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(ii)         “Exercise Notice” means the written notice, in the form attached as Exhibit A hereto, of the holder's election to exercise this Warrant, which notice shall be signed by the holder and specify the number of Warrant Shares to be purchased, along with the other information required in the notice.

(iii)          "Expiration Date" means ____________, or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York (a "Holiday"), the next preceding date that is not a Holiday.

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(iv)          "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(v)          "Securities Act" means the Securities Act of 1933, as amended.

(vi)         "Warrant" shall mean this Warrant No. __________, dated __________, and all warrants issued in exchange, transfer or replacement of any thereof.

(vi)          "Warrant Exercise Price" shall be equal to $0.25 per share of Common Stock, subject to adjustment as hereinafter provided.

(b)           Other Definitional Provisions.

(i)          Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(ii)          When used in this Warrant, the words "herein," "hereof," and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

(iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

Section 2.            Exercise of Warrant.

(a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at anytime on any business day after the opening of business on the date hereof and prior to 11:59 P.M. Eastern Standard Time on the Expiration Date by (i) delivery of the Exercise Notice to the Company, which shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash or by certified or official bank check or wire transfer, and (iii) the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft, or destruction) to a common carrier for delivery to the Company as soon as practicable following such date; provided that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by the holder hereof and registered in the name of, or as directed by, the holder, shall be delivered at the Company's expense to, or as directed by, such holder as soon as practicable after such rights shall have been so exercised, and in any event no later than ten (10) business days after the Company’s receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clauses (i) and (ii) above, the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares.

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(b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in any event no later than ten (10) business days after any exercise and at its own expense, issue a new Warrant identical in all respects to the Warrant exercised except (i) it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised, and (ii) the holder thereof shall be deemed for all corporate purposes to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant is surrendered and payment of the amount due in respect of such exercise and any applicable taxes is made, irrespective of the date of delivery of certificates evidencing such Warrant Shares, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open. Upon presentation of a duly executed Exercise Notice, the holder shall be entitled to exercise this Warrant in whole or in part, if the holder shall have previously exercised and surrendered this Warrant and the Company shall not have issued a new Warrant representing the number of shares issuable following such prior exercise.

(c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

Section 3.          Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(a) This Warrant is, duly authorized and validly issued.

(b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

(c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

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(d) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(e) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

Section 4.          Taxes. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of the Warrant Shares or any permitted transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder hereof or upon any permitted transfer of this Warrant.

Section 5.          Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant.

In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 6.          Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents (and any assignor shall represent) that it is acquiring this Warrant and the Warrant Shares for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution hereof, and not with any present intention of distributing any of the same. The holder of this Warrant further represents (and any assignor shall represent), by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor"). Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of the Warrant shall not violate any United States Federal or state securities laws.

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Section 7.          Ownership and Transfer.

(a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permissible transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

(b) This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of Exhibit B attached hereto; provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 6 above and Section 7(c) below.

(c) The holder of this Warrant understands that this Warrant has not been and is not expected to be, registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the securities, (b) the Company receives an opinion of legal counsel for the holder, in form, substance and scope reasonably acceptable to the Company, that registration is not required under the Securities Act, or (c) the Company, at its option, otherwise satisfies itself that such transaction is exempt from registration. Any sale of such securities made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and neither the Company nor any other person is under any obligation to register the Warrant Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

Section 8.          Adjustment of Warrant Exercise Price. In order to prevent dilution of the rights granted under this Warrant, the Warrant Exercise Price shall be adjusted from time to time as follows:

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(a) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant, subdivides (by any stock split, stock dividend, re-capitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased.

(b) Reorganization, Reclassification, Consolidation, Merger or Sale. Any re-capitalization, reorganization reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other similar transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision to insure that, upon the consummation of such Organic Change, the holder hereof will thereafter have the right to acquire and receive in lieu of the Common Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 8(b) will thereafter be applicable to this Warrant.

(c)         Notices.

              (i)          Immediately upon any adjustment of the Warrant Exercise Price pursuant to this Section 8, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail and certifying the calculation of such adjustment.

              (ii)          The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, except that in no event shall such notice be provided to such holder prior to such information being made known to the public.

              (iii)        The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

Section 9.          Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an indemnification undertaking, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

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Section 10.          Notice. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	CARDIOGENICS HOLDINGS INC.
6295 Northam Drive, Unit 8
Mississauga, Ontario L4V 1W8
Attention: Yahia Gawad, Chief Executive Officer
Telephone: (905) 673-8501
Facsimile: (905) 673-9865

With a copy to:	CARDIOGENICS HOLDINGS INC.
6295 Northam Drive, Unit 8
Mississauga, Ontario L4V 1W8
Attention: James Essex, Chief Financial Officer
Telephone: (905) 673-8501
Facsimile: (905) 673-9865

If to the Holder:	______________________
______________________
______________________
Telephone: (___) ___-____
Facsimile: (___) ___-____

If to a holder of this Warrant, to it at the address set forth below such holder's signature on the signature page hereof. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

Section 11.          Amendments. This Warrant and any term hereof may be amended or terminated only by an instrument in writing signed by the Company and holder.

Section 12.          Date. The date of this Warrant is _________________. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

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Section 13.          Waiver. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holder of this Warrant.

Section 14.         Governing Law; Venue. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law of any jurisdiction, except for matters arising under the Securities Act or the United States Securities Exchange Act of 1934, as amended, which matters shall be construed and interpreted in accordance with such laws. Each of the parties consents to the jurisdiction of the Supreme Court of the State of New York sitting in New York County, New York and the U.S. District Court for the Southern District of New York sitting in New York, New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 15.         Waiver of Jury Trial. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WARRANT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS WARRANT.

Section 16.          Currency. All references to currency in this Warrant shall be to lawful money of the United States of America unless otherwise expressly specified.

Section 17.         Descriptive Headings. The descriptive headings of the several sections of this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

{SIGNATURE PAGE FOLLOWS}

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This Warrant has been duly executed by the Company and Holder as of the date first set forth above.

CARDIOGENICS HOLDINGS INC.

By:
Name: Yahia Gawad
Title: Chief Executive Officer

HOLDER: ____________________________

______________________________________

      {signature}

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EXHIBIT A

WARRANT EXERCISE NOTICE

(Complete and Sign Only for Exercise of the Warrant in Whole or in Part)

TO:	CARDIOGENICS HOLDINGS INC.

DATE:

The undersigned, the holder of the attached Warrant to which this Exercise Notice applies, hereby irrevocably elects to exercise the purchase rights represented by such warrant for and to purchase thereunder _____________ shares of Common Stock, par value $0.00001 per share (the “Shares”), from CardioGenics Holdings,Inc., (or such other securities issuable pursuant to the terms of the Warrant) and herewith makes payment of $______________ therefor as follows:

{please check √ one}

☐ by cash         ☐ by certified or official bank check       ☐ by wire transfer*

* Wire transfer must be made in accordance with written wire instructions provided by the Company.

The undersigned hereby requests that the certificate(s) representing such securities be issued in the name(s) and delivered to the address(es) as follows:

Name: ___________________________________________________________________________________

Address: ________________________________________________________________________________

Social Security Number/FEIN: ______________________________________________________________

Deliver to: _______________________________________________________________________________

Address: ________________________________________________________________________________

If the foregoing subscription evidences an exercise of the Warrant to purchase fewer than all of the Shares (or other securities issuable pursuant to the terms of the Warrant) to which the undersigned is entitled under such warrant, please issue a new warrant, of like tenor, relating to the remaining portion of the securities issuable upon exercise of such warrant (or other securities issuable pursuant to the terms of such warrant) in the name(s), and deliver the same to the address(es), as follow:

Name: ____________________________________________________________________________________

Address: _________________________________________________________________________________

_________________________________________________________________________________

Dated: ______________________

(Name of Holder)	(Social Security or Taxpayer ID No.of Holder

(Signature of Holder or Authorized Signatory)

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EXHIBIT B

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to

____________________________________ Federal Identification No._____________, a warrant to purchase shares of the capital stock of CARDIOGENICS HOLDINGS INC., a Nevada corporation, represented by Warrant No.___________, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ____________________________________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: _____________________

{print name of individual or entity holding warrant}

{signature of individual or authorized person of entity}

By:
{print name of authorized person of entity}

Its:
{print title of authorized person of entity}

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EXHIBIT C

ACCREDITED INVESTOR QUESTIONNAIRRE

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Accredited Investor Questionnaire

CardioGenics Holdings Inc. (“CardioGenics”)

The purpose of this Questionnaire is to determine whether you meet the standards for participation in a non-public offering under Section 4(2) of the Securities Act of 1933, as amended ("Act"), and under the laws of the various States.

We do not use your confidential information for any purpose other than determining that you meet the definition of Accredited Investor as required by State and Federal law; however, each individual or entity that completes and submits this Questionnaire thereby agrees that CardioGenics may present such responses to this Questionnaire to such parties as CardioGenics deems appropriate for verification in order to assure itself and future issuers that the subsequent offer and sale of securities will not result in a violation of the provisions of State or Federal securities laws.

Please complete this form as thoroughly as possible and submit it. If the answer to any question is "None" or "Not Applicable", please so state. Do not leave blanks.

Part I

If Investor is an individual, please complete the following information: Name:
Date of Birth:
Social Security #:
Residential Address:
City: State: Zip:
Tel #: Fax #: E-Mail:
âPlease indicate the state in which you are registered to vote:
âPlease indicate the state in which you hold a valid driver’s license:
âPlease indicate your state of residence as indicated on your last personal income tax return:

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If Investor is an entity, please complete the following information: Name of Entity:
EIN:
Address of Entity:
City: State: Zip:
Tel #: Fax #: E-Mail:
Type of Entity: ☐ Corporation ☐ Limited Liability Company ☐ Partnership ☐ Trust ☐ Estate ☐ Other: _____________________

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Part II

A.	For Individuals:

Are you:

(1)	a natural person whose individual net worth (or joint net worth with that of your spouse), at the time of the sale of the securities, exceeds $1,000,000? For purposes of this “net worth” calculation, you must:

a) exclude the value of your primary residence as an asset;

b) exclude the indebtedness secured by your primary residence (up to the fair market value of the primary residence), at the time of the sale of the securities, as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount of indebtedness outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and

c) include the indebtedness secured by your primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the securities.

Yes:_____ No:_____

(2)	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year?

Yes:_____ No:_____

(3)	a director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer?

Yes:_____ No:_____

B.	FOR ENTITIES:

Are you:

(1)	a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity?

Yes:_____ No:_____

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(2)	a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934?

Yes:_____ No:_____

(3)	an insurance company as defined in section 2(13) of the Act?

Yes:_____ No:_____

(4)	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act?

Yes:_____ No:_____

(5)	a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958?

Yes:_____ No:_____

(6)	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000?

Yes:_____ No:_____

(7)	an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors?

Yes:_____ No:_____

(8)	a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940?

Yes:_____ No:_____

(9)	an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000?

Yes:_____ No:_____

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(10)	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Partnership?

Yes:_____ No:_____

(11)	an entity in which all of the equity owners qualify under any of the above categories (including the categories for individuals listed in the immediately preceding section)?

Yes:_____ No:_____

If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

{Continue on a separate piece of paper, if necessary, and attach to this questionnaire}

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PART III

The undersigned Investor hereby certifies that the information contained in this Questionnaire is complete and accurate and the undersigned Investor will notify CardioGenics promptly of any change in any such information.

If this Questionnaire is being completed on behalf of a corporation, limited liability company, partnership, trust or estate, the person executing on behalf of the undersigned Investor represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

Dated: ______________________-

IF INVESTOR IS AN INDIVIDUAL, PLEASE COMPLETE THE INFORMATION BELOW AND SIGN WHERE INDICATED.
INVESTOR’S NAME (print or type individual’s name):
INVESTOR’S SIGNATURE:

IF INVESTOR IS A CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP OR OTHER ENTITY PLEASE COMPLETE THE INFORMATION BELOW AND SIGN WHERE INDICATED.
PURCHASER’S NAME (print or type entity name):	PRINT NAME & TITLE OF AUTHORIZED SIGNATORY Name:_____________________________________________ Title: ______________________________________________
PURCHASER’S SIGNATURE (authorized signatory):

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